Exhibit 99.4

Report of Independent Accountants on Applying

Agreed-Upon Procedures

CPI/Amherst BTR Program Venture, L.L.C.

401 Congress Avenue, 33rd Floor

Austin, Texas 78701

Ladies and Gentlemen:

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by CPI/Amherst BTR Program Venture, L.L.C. (the “Company”, as the engaging party), Nomura Securities International, Inc., and Academy Securities Inc., who are collectively referred to herein as the “Specified Parties”, solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the collateral assets (the “Properties”) on the Data Tapes (as defined below) with respect to the AMSR 2024-SFR1 securitization (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of the attributes of the Properties on the Data Tapes.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, for Procedure 1 and Procedure 2, the Specified Parties agreed on a sample size of 466 Properties (the “Sample Properties”), which the Specified Parties instructed us to randomly select from the pool of 1,791 Properties on the Initial Data Tape (as defined below) identified by the Company as being the Properties that will collateralize the Transaction. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entirety of the Data Tapes based on the sample size and results of the procedures performed.

In connection with the Transaction, for Procedure 4, the Specified Parties instructed that the procedures be performed on the entire pool of Properties on the Final Data Tape identified by the Company as being the Properties that will collateralize the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;
•	The conformity of the Properties to stated underwriting, standards, criteria or other requirements;

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017
T: 646-471-3000, www.pwc.com/us

•	The value of such Properties; and
•	The compliance of the purchaser of the Properties with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, the loan agreement or other offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;
(iii)	The reasonableness of any of the methodologies or assumptions provided by the Responsible Party; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Data Tapes based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the Transaction.

For purposes of performing these agreed-upon procedures, no exceptions were reported for differences within the tolerance levels stated in Exhibit 1 of this AUP Report.

We make no representations regarding the methodologies or assumptions provided to us by the Company.

Except as described in this report, we performed no procedures to determine the accuracy or completeness of the information contained in the Data Files.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more Specified Attributes on the Data Tapes to Source Documents or Supplemental Data Files.

•	The phrase “recalculated” refers to a recalculation of one of more Specified Attributes using a prescribed methodology.

•	The phrase “in agreement” refers to the comparison or recalculation of one or more Specified Attributes which resulted in a match, or a difference that was within the Company provided tolerance level (if any), as indicated within Exhibit 1 and Exhibit 2.

•	The phrase “Data Tapes” refers collectively to the Initial Data Tape and the Final Data Tape (as such terms are defined below).

•	The phrase “Property Cut-Off Date” refers to May 15, 2024.

•	The phrase “Data Room” refers to Firmex, used by the Company to store the Source Documents used for the purposes of our procedures.

•	The phrase “Lease Review Date” refers to information provided by the Company from May 21, 2024 to June 7, 2024.

•	The phrase “Sample Attributes” refers to the Lease Start Date, Date of Lease Expiration, Contractual Rent/Month (Rented), Acquisition Type, and MSR Onboarding Date data attributes.

•	The phrase “Specified Attributes” refers to the Sample Attributes and the data fields listed in Exhibit 2. These Specified Attributes were selected by the Specified Parties for our procedures.

The “Data Files” refer to the following files provided to us by the Company:

•	A Microsoft Excel (“Excel”) file labeled “AMSR 2024-SFR1 - Tape as of 5.15.2024.xlsx” containing the Specified Attributes and other data attributes as of the Property Cut-Off Date for the initial pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Initial Data Tape”);

•	An Excel file labeled “AMSR 2024-SFR1 - Tape as of 5.15.2024.xlsx” (for the avoidance of doubt, although the file name of this Excel file was the same as the Initial Data Tape, the contents of each file were different) containing the Specified Attributes and other data attributes as of the Property Cut-Off Date for the final pool of Properties identified by the Company as being the Properties that will collateralize the Transaction (the “Final Data Tape”);

•	An Excel labeled “Carlyle BTR - Original Acquisition Documents - 05.15.2024.xlsx” containing the list of Properties where the seller was a construction company or home builder (the “New Build File”);

•	Certain resident ledgers from the Company’s property management system containing the transaction history of each Month-to-Month Sample Property that were made available in the Data Room (the “MTM Support File”);

•	Certain lease and property purchase documents relating to the Sample Properties that were made available in the Data Room or via email, as applicable (the “Source Documents”); and

•	The following Excel files provided for the purposes of performing the electronic comparison and recalculation procedures enumerated in Exhibit 2 (the “Supplemental Data Files”), listed and defined as follows:

o	An Excel file labeled “Amherst Completed Report_05.30.2024_Updated 05.31.2024.xlsx” (the “BPO Results File”);
o	A worksheet labeled “Support Files” embedded in an Excel file labeled “AMSR 2024-1 - Support File v4.xlsx” (the “Support File”);
o	A worksheet labeled “Property Type” embedded in an Excel file labeled “AMSR 2024-1 - Support File v4.xlsx” (the “Property Type File”);

o	A worksheet labeled “Taxes, Insurance and HOA” embedded in an Excel file labeled “AMSR 2024-1 - Support File v4.xlsx” (the “Taxes, Insurance and HOA File”);
o	A worksheet labeled “UW” embedded in an Excel file labeled “AMSR 2024-1 - Support File v4.xlsx” (the “Underwriting File”); and
o	An Excel file labeled “DQ_AMSR 2024-1 - 05-15-2024 (EXT).xlsx” (the “DQ Support File”).

Procedures Performed

Procedure 1     For each of the Sample Properties, using the information, instruction, and assumptions provided by the Company as listed in Exhibit 1, we compared the Sample Attributes as of the Property Cut-Off Date, as shown on the Initial Data Tape, to the corresponding information in the applicable Source Documents provided by the Company as of the Lease Review Date. For the purposes of our comparison procedures, we were instructed by the Company to use the logic enumerated in the applicable “Comparison Instructions” section of Exhibit 1. We make no representations regarding the methodologies or assumptions provided to us by the Company.

For each Sample Attribute, for the purposes of our comparison procedures, we were instructed by the Company to use the tolerance levels listed in Exhibit 1 as the maximum acceptable difference.

We compared the Sample Attributes on the Initial Data Tape for the Sample Properties to the Source Documents and found them to be in agreement, with the exception of the following differences (the “Purchase and Lease Discrepancies”):

Table 1: Purchase and Lease Discrepancies

#	Included on the Final Data Tape?	Sample Attribute	Initial Data Tape Value	Source Document Value
7	Yes	Contractual Rent/Month (Rented)	$2,565.00	$2,310.00
13	Yes	Contractual Rent/Month (Rented)	$2,340.00	$2,875.00
196	Yes	MSR Onboarding Date	November 16, 2021	August 23, 2022
198	Yes	MSR Onboarding Date	November 16, 2021	August 23, 2022
200	Yes	MSR Onboarding Date	August 24, 2022	November 16, 2021
201	Yes	MSR Onboarding Date	August 24, 2022	November 16, 2021
202	Yes	MSR Onboarding Date	August 24, 2022	November 16, 2021
203	Yes	MSR Onboarding Date	August 24, 2022	November 16, 2021
270	Yes	Contractual Rent/Month (Rented)	$2,375.00	$2,125.00
367	Yes	Lease Start Date	June 2, 2024	June 2, 2023
367	Yes	Date of Lease Expiration	June 1, 2025	June 1, 2024

Procedure 2     For each of the Sample Properties included on the Final Data Tape provided by the Company, we performed the following procedures:

a)	for the Sample Attributes relating to the Purchase and Lease Discrepancies, we compared each “Source Document Value” shown in Table 1 to the corresponding Sample Attribute value on the Final Data Tape and found them to be in agreement; and

b)	for each Sample Attribute that did not have a Purchase and Lease Discrepancy, we compared the Initial Data Tape to the Final Data Tape and found no differences greater than the applicable tolerance levels stated in Exhibit 1.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tapes based on the sample size and results of the procedures performed.

Procedure 3    On the Final Data Tape, we identified 66 Properties where the Month-to-Month data attribute was equal to “Yes”. Of these 66 Properties, 14 of the Properties (the “Month-to-Month Sample Properties”) were part of the Sample Properties. Using the MTM Support File provided by the Company, the Final Data Tape, and the methodology provided by the Company, we observed that for each of the Month-to-Month Sample Properties:

a)	the Rented data attribute was equal to “Rented” on the Final Data Tape;

b)	the Date of Lease Expiration Sample Attribute was prior to the Property Cut-Off Date on the Final Data Tape; and

c)	as indicated in the MTM Support File, the tenant had been charged and paid rent for the month of May 2024, or if rent was unpaid and overdue by more than 30 days as of the Property Cut-Off Date, the Tenant Monthly Rent Days DQ data attribute was greater than zero on the Final Data Tape.

Based on the procedure performed, we found the Month-to-Month data attribute shown on the Final Data Tape to be in agreement for the Month-to-Month Sample Properties.

Procedure 4    Using the information, instruction, and assumptions provided by the Company, for each of the Properties represented on the Final Data Tape, we performed the respective procedures for the data fields listed in Exhibit 2. The Company provided the Final Data Tape, Supplemental Data Files, and certain calculation methodologies as identified in Exhibit 2 for the purposes of comparing or recalculating each characteristic and instructed us to use these methodologies for the purpose of our procedures. We make no representations regarding the methodologies or assumptions provided to us by the Company.

In performing this procedure, we received one or more preliminary data files and performed certain procedures as set forth in Exhibit 2. The procedures identified differences, which were communicated to the Responsible Party. The Responsible Party revised one or more of the preliminary data files based on such communicated differences, where they determined it to be appropriate.

We performed this procedure on the Final Data Tape, and we either (i) compared the information on the Final Data Tape to the Supplemental Data Files, as applicable or (ii) compared the recalculated values to the corresponding values on the Final Data Tape, as applicable, and, in each case, found them to be in agreement.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the accuracy of certain attributes of the Properties on the Data Tapes. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to

Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

New York, New York

June 14, 2024

Exhibit 1

Sample Attribute: Lease Start Date

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter most recently uploaded to the Data Room by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date. We make no comment as to the authenticity or validity of any signature.

For Properties where the Rented data attribute equals “Rented”, we compared the Lease Start Date Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Date of Lease Expiration

Tolerance Level: +/- 30 days

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter most recently uploaded to the Data Room by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date. We make no comment as to the authenticity or validity of any signature.

For Properties where the Rented data attribute equals “Rented”, we compared the Date of Lease Expiration Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Contractual Rent/Month (Rented)

Tolerance Level: +/- $30

Comparison Instructions:

For the purposes of this procedure, the “Relevant Lease Agreement” is the lease agreement, lease addendum, or lease renewal letter most recently uploaded to the Data Room by the Company as of the Lease Review Date and signed by both the tenant and property manager on or prior to the Property Cut-Off Date. We make no comment as to the authenticity or validity of any signature.

For Properties where the Rented data attribute equals “Rented,” we compared the Contractual Rent/Month (Rented) Sample Attribute to information available in the Relevant Lease Agreement.

Sample Attribute: Acquisition Type

Tolerance Level: n/a

Comparison Instructions:

1)	If the Sample Property was included in the New Build File, compared the Acquisition Type Sample Attribute to “New Build”.

2)	If multiple properties are listed in the purchase agreement, settlement statement, or bid receipt, as applicable, compared the Acquisition Type Sample Attribute to “Bulk Sale”.

3)	If a bid receipt is available for the applicable Property, and only one property is listed in that bid receipt, compared the Acquisition Type Sample Attribute to “Auction”.

4)	If a purchase agreement or settlement statement is available for the applicable Property and only one property is listed in that purchase agreement, compared the Acquisition Type Sample Attribute to “MLS”.

Sample Attribute: MSR Onboarding Date

Tolerance Level: +/- 30 days

Comparison Instructions:

1)	If a settlement statement is available, compared the MSR Onboarding Date Sample Attribute to information available in the settlement statement. If a settlement statement is not available, then

2)	If a bid receipt is available, compared the MSR Onboarding Date Sample Attribute to information available in the bid receipt. If a bid receipt is not available, then

3)	If a purchase agreement is available, compared the MSR Onboarding Date Sample Attribute to information available in the purchase agreement.

Exhibit 2

Data Field	Procedure	Calculation	Data File(s)	Comments
Address	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Property Address)
City	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (City)
State	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (State)
Zip	Final Data Tape to Supplemental Data File electronic comparison	n/a	BPO Results File (Zip)
Closest MSA	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Closest MSA)
Property Type	Final Data Tape to Supplemental Data File electronic comparison	n/a	Property Type File (Property Type)
Condo?	Final Data Tape to Supplemental Data File electronic comparison	n/a	Property Type File (Property Type)
Months Since MSR Onboarding	Recalculate and compare	Recalculation: (Property Cut-Off Date - MSR Onboarding Date) / 30	Final Data Tape (MSR Onboarding Date)	Calculation rounded to the nearest integer.
Estimated Rent/Month (Not Rented)	Final Data Tape to Supplemental Data File electronic comparison	n/a	Support File (Underwritten Rent/Month) Final Data Tape (Rented)	For “Rented” Properties, the Estimated Rent/Month (Not Rented) data attribute was compared to $0.

Data Field	Procedure	Calculation	Data File(s)	Comments
Original Length of Lease (months)	Recalculate and compare	Recalculation: (Date of Lease Expiration - Lease Start Date) / 30	Final Data Tape (Date of Lease Expiration, Lease Start Date, Rented)	For “Not Rented” Properties, the Original Length of Lease (months) data attribute was compared zero. Calculation rounded to the nearest integer.
Tenant Monthly Rent Days DQ	Supplemental Data File to Final Data Tape electronic comparison	n/a	DQ Support File (In Tape)
Section 8 Flag (Yes/No)	Supplemental Data File to Final Data Tape electronic comparison	n/a	Support File (Section 8 Flag (Yes/No))
BPO Value	Supplemental Data File to Final Data Tape electronic comparison	n/a	BPO Results File (Reviewer Rec As Is Sale)
BPO Value as-of Date	Supplemental Data File to Final Data Tape electronic comparison	n/a	BPO Results File (Date)
Underwritten Rent/Month	Recalculate and compare	Recalculation: For “Rented” Properties, Contractual Rent/Month (Rented); for “Not Rented” Properties, Estimated Rent/Month (Not Rented)	Final Data Tape (Rented, Contractual Rent/Month (Rented), Estimated Rent/Month (Not Rented))
Underwritten Annual GPR	Recalculate and compare	Recalculation: Underwritten Rent/Month * 12	Final Data Tape (Underwritten Rent/Month)
Underwritten Annual Other Income	Recalculate and compare	Recalculation: Underwritten Annual GPR * (Other Income – Rent Concessions)	Final Data Tape (Closest MSA, Underwritten Annual GPR) Underwriting File (Other Income, Rent Concessions)	“Other Income” and “Rent Concessions” are MSA-level assumptions provided in the Underwriting File.
Total Underwritten Annual Gross Income	Recalculate and compare	Recalculation: Underwritten Annual GPR + Underwritten Annual Other Income	Final Data Tape (Underwritten Annual GPR, Underwritten Annual Other Income)
Underwritten Annual Vacancy	Recalculate and compare	Recalculation: Underwritten Annual GPR * (1 – Occupancy)	Final Data Tape (Closest MSA, Underwritten Annual GPR) Underwriting File (Occupancy)	“Occupancy” is an MSA-level assumption provided in the Underwriting File.

Data Field	Procedure	Calculation	Data File(s)	Comments
Underwritten Annual Credit Loss	Recalculate and compare	Recalculation: (Underwritten Annual GPR - Underwritten Annual Vacancy) * Credit Loss	Final Data Tape (Closest MSA, Underwritten Annual GPR, Underwritten Annual Vacancy) Underwriting File (Credit Loss)	“Credit Loss” is an MSA-level assumption provided in the Underwriting File.
Underwritten Annual Real Estate Taxes	Supplemental Data File to Final Data Tape electronic comparison	n/a	Taxes, Insurance and HOA File (Annual Tax)
Underwritten Annual Insurance Costs	Supplemental Data File to Final Data Tape electronic comparison	n/a	Taxes, Insurance and HOA File (Annual HOA)
Underwritten Annual HOA Fees	Supplemental Data File to Final Data Tape electronic comparison	n/a	Taxes, Insurance and HOA File (Annual Ins)
Underwritten Annual Repairs and Maintenance	Recalculate and compare	Recalculation: R&M	Final Data Tape (Closest MSA) Underwriting File (R&M)	“R&M” is an MSA-level assumption provided in the Underwriting File.
Underwritten Annual Turnover Costs	Recalculate and compare	Recalculation: Turnover	Final Data Tape (Closest MSA) Underwriting File (Turnover)	“Turnover” is an MSA-level assumption provided in the Underwriting File.
Underwritten Property Management Fees	Recalculate and compare	Recalculation: Property Management * (Underwritten Annual GPR - Underwritten Annual Vacancy - Underwritten Annual Credit Loss)	Final Data Tape (Closest MSA, Underwritten Annual GPR, Underwritten Annual Vacancy, Underwritten Annual Credit Loss) Underwriting File (Property Management)	“Property Management” is an MSA-level assumption provided in the Underwriting File.
Underwritten Annual Marketing and Leasing Costs	Recalculate and compare	Recalculation: Leasing Fees	Final Data Tape (Closest MSA) Underwriting File (Leasing Fees)	“Leasing Fees” is an MSA-level assumption provided in the Underwriting File.

Data Field	Procedure	Calculation	Data File(s)	Comments
Total Underwritten Annual Expenses	Recalculate and compare	Recalculation: Underwritten Annual Real Estate Taxes + Underwritten Annual Insurance Costs + Underwritten Annual HOA Fees + Underwritten Annual Repairs and Maintenance + Underwritten Annual Turnover Costs + Underwritten Property Management Fees + Underwritten Annual Marketing and Leasing Costs	Final Data Tape (Underwritten Annual Real Estate Taxes, Underwritten Annual Insurance Costs, Underwritten Annual HOA Fees, Underwritten Annual Repairs and Maintenance, Underwritten Annual Turnover Costs, Underwritten Property Management Fees, Underwritten Annual Marketing and Leasing Costs)
Underwritten Annual Net Operating Income	Recalculate and compare	Recalculation: Total Underwritten Annual Gross Income - Total Underwritten Annual Expenses - Underwritten Annual Vacancy - Underwritten Annual Credit Loss	Final Data Tape (Total Underwritten Annual Gross Income, Total Underwritten Annual Expenses, Underwritten Annual Vacancy, Underwritten Annual Credit Loss)
Underwritten Annual CapEx Reserve	Recalculate and compare	Recalculation: $750 per Property	n/a
Underwritten Annual Net Cash Flow	Recalculate and compare	Recalculation: Underwritten Annual Net Operating Income - Underwritten Annual CapEx Reserve	Final Data Tape (Underwritten Annual Net Operating Income, Underwritten Annual CapEx Reserve)